ALPS ETF Trust

ALPS Sector Dividend Dogs ETF

SUPPLEMENT DATED MARCH 14, 2013

TO THE PROSPECTUS DATED JUNE 26, 2012

Effective immediately, the information below replaces the section titled “Index Description” of the Prospectus:

Index Description

The Underlying Index methodology selects the five stocks in each of the ten GICS sectors that make up the S&P 500 which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index, like the S&P 500, is divided into ten GICS sectors:

• Energy	• Health Care
• Materials	• Financials
• Industrials	• Information Technology
• Consumer Discretionary	• Telecommunications
• Consumer Staples	• Utilities

The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors.  At the time of selection for the Underlying Index, all constituents of the Underlying Index must be constituents of the S&P 500.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November.  Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included).  All stocks selected for inclusion in the Underlying Index are then equally weighted.  Companies deleted from the S&P 500 and the S&P 1500 that are constituents of the Underlying Index are also deleted from the Underlying Index the same day and the deleted stock’s weight is distributed equally among the remaining Underlying Index constituents, until the next quarterly rebalancing date, when a replacement stock is added.  Companies deleted from the S&P 500 that are constituents of the Underlying Index will be deleted from the Underlying Index on the next quarterly rebalancing date, provided the stock remains a member of the S&P 1500.

The Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”) May 1, 2012, and its publication began on May 1, 2012.  Standard & Poor’s Custom Indices serves as calculation agent.  Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”